Accrued Expenses and Other Liabilities	12 Months Ended
Dec. 31, 2012
Accrued Expenses and Other Liabilities
13.	ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other liabilities consist of the following:

	As of December 31,
	2011	2012
	US$	US$

Payroll and welfare benefit	15,424	20,739
Other taxes and surcharges payable	17,700	31,553
Accrued unrecognized tax benefits and related interest and penalties (Note 17)	14,059	24,379
Amounts payable to employees	2,161	649
Amounts due to noncontrolling interests	—	5,728
Accrued rental expenses	—	755
Others	3,146	5,503

	52,490	89,306

Other taxes and surcharges payable consist of BT, VAT, cultural construction fee (“CCF”), city construction tax (“CCT”) and withholding individual income tax (“IIT”).

Amounts due to noncontrolling interests represent a loan from the noncontrolling interests of Guangxi Overseas Talent to operate and develop a real estate project in Guangxi, the PRC. The loan was unsecured, interest-free and repayable on demand.